UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On August 6, 2006, iPCS, Inc. (the “Registrant”) announced that on August 4, 2006, Vice Chancellor Parsons issued his decision with respect to the claims of the Registrant’s subsidiaries Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC against Sprint Nextel in the Delaware Court of Chancery.

A copy of the Registrant’s press release containing this announcement and the Opinion of the Delaware Court of Chancery are being filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.

99.1  Press Release by iPCS, Inc., dated August 6, 2006, announcing the Delaware Court of Chancery Opinion.

99.2  Delaware Court of Chancery Opinion dated August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: August 7, 2006
	By:	/s/ TIMOTHY M. YAGER
	Name:	Timothy M. Yager
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1  Press Release by iPCS, Inc., dated August 6, 2006, announcing the Delaware Court of Chancery Opinion.

99.2  Delaware Court of Chancery Opinion dated August 4, 2006.